UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Lions Gate Entertainment Corp.

(Name of Registrant as Specified In Its Charter)

Carl C. Icahn

Brett Icahn

Icahn Partners LP

Icahn Partners Master Fund LP

Icahn Partners Master Fund II LP

Icahn Partners Master Fund III LP

Icahn Fund S.à r.l.

Daazi Holding B.V.

7508921 Canada Inc.

High River Limited Partnership

Hopper Investments LLC

Barberry Corp.

Icahn Onshore LP

Icahn Offshore LP

Icahn Capital LP

IPH GP LLC

Icahn Enterprises Holdings L.P.

Icahn Enterprises G.P. Inc.

Beckton Corp.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 10, 2010, a Notice of Extension and Change in Information (the “Notice”) to the Offer to Purchase dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, as amended by the Notice of Variation and Change in Information dated April 16, 2010 and as further amended by the Notice of Extension and Change in Information dated April 30, 2010, relating to the offer by Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l., Daazi Holding B.V., 7508921 Canada Inc. and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust, to purchase up to all of the common shares of Lions Gate Entertainment Corp. (“Lions Gate”) was sent to the shareholders of Lions Gate.

In addition, on May 10, 2010, Carl C. Icahn issued a press release in connection with the Notice. The Notice and the press release are attached hereto as Exhibit 1 and Exhibit 2, respectively, and are incorporated herein.

ON APRIL 20, 2010, THE PARTICIPANTS FILED A DEFINITIVE PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION BY CARL C. ICAHN, BRETT ICAHN, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, ICAHN FUND S.À R.L., DAAZI HOLDING B.V., 7508921 CANADA INC., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC, BARBERRY CORP., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, ICAHN CAPITAL LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC. AND BECKTON CORP. (COLLECTIVELY, THE “PARTICIPANTS”) FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. AT ITS SPECIAL MEETING OF SHAREHOLDERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS THEREIN. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. AND IS AVAILABLE AT NO CHARGE AT WWW.DFKING.COM/LIONSGATE, AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT 1-800-290-6427.

EXHIBIT 1

This Notice of Extension and Change in Information is important and requires your immediate attention. It should be read in conjunction with the Offer to Purchase and Circular dated March 1, 2010, the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010. If you are in any doubt as to how to deal with it, you should consult with your investment dealer, broker, bank manager, lawyer or other professional advisor.

Neither this Notice of Extension and Change in Information nor the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010, and as further amended by the Notice of Extension and Change in Information dated April 30, 2010, has been approved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of the Offer or upon the adequacy of the information contained in this document. Any representation to the contrary is an offence.

May 10, 2010

NOTICE OF EXTENSION AND CHANGE IN INFORMATION

by

ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP,

ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, ICAHN FUND S.À R.L.,

DAAZI HOLDING B.V., 7508921 CANADA INC., AND RONALD G. ATKEY, IN HIS CAPACITY AS THE SOLE TRUSTEE OF THE LGE TRUST

in respect of their

OFFER TO PURCHASE FOR CASH

UP TO ALL of the Common Shares of

LIONS GATE ENTERTAINMENT CORP.

for U.S.$7.00 per Common Share

Icahn Partners LP, a limited partnership governed by the laws of Delaware, Icahn Partners Master Fund LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund II LP, a limited partnership governed by the laws of the Cayman Islands, Icahn Partners Master Fund III LP, a limited partnership governed by the laws of the Cayman Islands, High River Limited Partnership, a limited partnership governed by the laws of Delaware, Icahn Fund S.à r.l., a limited liability company governed by the laws of Luxembourg, Daazi Holding B.V., a limited liability company governed by the laws of The Netherlands, 7508921 Canada Inc., a corporation governed by the laws of Canada (collectively, the “Icahn Group”), and Ronald G. Atkey, in his capacity as the sole trustee of the LGE Trust (together with the Icahn Group, the “Offeror”), hereby give notice that they are amending their offer dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010, and as further amended by the Notice of Extension and Change in Information dated April 30, 2010 (the “Offer”), to purchase for cash UP TO ALL of the outstanding common shares (the “Lions Gate Shares”) of Lions Gate Entertainment Corp. (“Lions Gate”), including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights), in order to extend the Offer to be open for acceptance until 8:00 p.m. (New York time) on May 21, 2010.

The Offer has been extended and is now open for acceptance until 8:00 p.m. (New York time) on May 21, 2010, unless further extended or withdrawn by the Offeror.

This Notice of Extension and Change in Information (this “Notice”) should be read in conjunction with the Offer to Purchase and Circular dated March 1, 2010 (the “Offer to Purchase and Circular”), as amended by the Notice of Variation and Extension dated March 19, 2010 (the “First Notice of Variation”), the Notice of Variation and Change in Information dated April 16, 2010 (the “Second Notice of Variation”) and as further amended by the Notice of Extension and Change in Information dated April 30, 2010 (the “Third Notice of Variation”), and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular, all the provisions of which are incorporated herein by reference (subject to the amendments thereto contained in this Notice). In this Notice, unless the context requires otherwise or unless otherwise defined herein, terms denoted by initial capital letters have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation, the Second Notice of Variation and as further amended by the Third Notice of Variation.

Shareholders who have validly deposited and not withdrawn their Lions Gate Shares do not need to take further action to accept the Offer. Shareholders who wish to accept the Offer must properly complete and duly execute the Letter of Acceptance and Transmittal which accompanied the Offer to Purchase and Circular or a facsimile thereof, and deposit it, at or prior to the Expiry Time, together with certificate(s) representing their Lions Gate Shares and all other required documents, with the Depositary or the U.S. Forwarding Agent in accordance with the instructions in the Letter of Acceptance and Transmittal. Alternatively, Shareholders may accept the Offer by following the procedures for (i) book-entry transfer of Lions Gate Shares described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Book-entry Transfer” or (ii) guaranteed delivery described in Section 3 of the Offer to Purchase, “Manner of Acceptance — Procedure for Guaranteed Delivery”, using the Notice of Guaranteed Delivery which accompanied the Offer to Purchase and Circular, or a facsimile thereof. Persons whose Lions Gate Shares are registered in the name of a broker, dealer, bank, trust company or other nominee should contact such registered holder for assistance if they wish to accept the Offer.

Questions and requests for assistance may be directed to the Depositary, the U.S. Forwarding Agent, or the Information Agent. Their contact details are provided on the last page of this document. Additional copies of this Notice, the Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Depositary, the U.S. Forwarding Agent or the Information Agent.

No person has been authorized to give any information or make any representation other than those contained in this Notice, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Offer to Purchase and Circular, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, as amended from time to time (“Schedule TO”), and if given or made, that information or representation must not be relied upon as having been authorized by the Offeror.

The Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders residing in any jurisdiction in which making or accepting the Offer would violate that jurisdiction’s laws or any administrative or judicial action pursuant thereto.

FORWARD-LOOKING STATEMENTS

This Notice, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation and the Offer to Purchase and Circular contain forward-looking statements that are subject to risks and are based on a number of assumptions and other factors. See “Forward-Looking Statements” in the Offer to Purchase and Circular, as amended by the First Notice of Variation.

NOTICE TO SHAREHOLDERS

ON APRIL 20, 2010, CARL C. ICAHN AND HIS AFFILIATES FILED A DEFINITIVE PROXY STATEMENT WITH THE SEC RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION FROM THE SHAREHOLDERS OF LIONS GATE AT ITS SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MAY 12, 2010. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS THEREIN. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO SHAREHOLDERS OF LIONS GATE AND IS AVAILABLE AT NO CHARGE AT WWW.DFKING.COM/LIONSGATE, AT THE SEC’S WEB SITE AT WWW.SEC.GOV, AND ON SEDAR AT WWW.SEDAR.COM, OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT 1-800-290-6427.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS ANNUAL GENERAL MEETING, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED SCHEDULES TO FILED WITH THE SEC AND ON SEDAR ON MARCH 19, 2010 AND APRIL 16, 2010.

ii

The enforcement by Shareholders of civil liabilities under U.S. federal securities laws may be affected adversely by the fact that Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP are governed by the laws of the Cayman Islands, Icahn Fund S.à r.l. is governed by the laws of Luxembourg, Daazi Holding B.V. is governed by the laws of The Netherlands, 7508921 Canada Inc. is governed by the laws of Canada, and the LGE Trust is governed by the laws of Ontario, that experts named in the Circular reside outside the United States and that all or a substantial portion of the assets of the Offeror and said persons may be located outside the United States. Shareholders may not be able to sue a foreign company, trust or its officers, directors or trustees in a foreign court for violations of U.S. federal securities laws. It may be difficult to compel a foreign company and its affiliates or a foreign trust and its trustees to subject themselves to a U.S. court’s judgment.

The enforcement by Shareholders of civil liabilities under Canadian securities laws may be affected adversely by the fact that each of Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Icahn Fund S.à r.l. and Daazi Holding B.V. is incorporated, continued or otherwise organized under the laws of a foreign jurisdiction or resides outside of Canada and that all or a substantial portion of the assets of the Icahn Group may be located outside Canada. It may not be possible for Shareholders to enforce judgments obtained in Canada against these members of the Offeror.

Shareholders should be aware that the purchase by the Offeror of the Lions Gate Shares held by them as described herein may have tax consequences both in Canada and the United States. The material tax consequences for Shareholders who are resident in, or citizens of, Canada and the United States are described in Section 16 of the Circular, “Material Canadian Federal Income Tax Considerations” and Section 17 of the Circular, “Material U.S. Federal Income Tax Considerations”, respectively, as amended by the First Notice of Variation.

EXCHANGE RATE INFORMATION

In this Notice, except where otherwise indicated, all references to “dollars” or “$” are in Canadian dollars. The Bank of Canada noon spot exchange rate on May 7, 2010 was U.S.$1.00 = $1.0431.

NOTICE TO HOLDERS OF OPTIONS

The Offer is made only for Lions Gate Shares and is not made for any options, warrants or other rights to acquire Lions Gate Shares. Any holder of such securities who wishes to accept the Offer must, to the extent permitted by the terms of such securities and applicable law, exercise the options, warrants or other rights in order to obtain the underlying Lions Gate Shares and then deposit those Lions Gate Shares in accordance with the Offer.

iii

NOTICE OF EXTENSION AND CHANGE IN INFORMATION

May 10, 2010

TO: THE HOLDERS OF LIONS GATE SHARES

By notice to the Depositary dated May 10, 2010 and as set forth in this Notice, the Offeror has amended its offer dated March 1, 2010 (the “Original Offer”), as previously amended by the First Notice of Variation, the Second Notice of Variation and the Third Notice of Variation, to purchase for cash UP TO ALL of the outstanding Lions Gate Shares, including Lions Gate Shares which become outstanding on the exercise of outstanding options, warrants or other rights to purchase Lions Gate Shares (other than Lions Gate Shares which become outstanding on the exercise of Rights).

This Notice should be read in conjunction with the Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, and the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery that accompanied the Offer to Purchase and Circular (collectively, the “Offer Documents”), all the provisions of which are incorporated herein by reference, subject to the amendments thereto contained in this Notice.

In this Notice, unless the context requires otherwise or unless otherwise defined, terms denoted by initial capital letters and not defined have the meanings set forth in the Offer to Purchase and Circular, as amended by the First Notice of Variation, the Second Notice of Variation and as further amended by the Third Notice of Variation. References in this Notice to the “Offer” shall refer to the Original Offer, as amended by the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, and as further amended by this Notice.

1. Extension of the Offer

The Offeror has amended the Offer by extending the Expiry Time for the Offer from 11:59 p.m. (Vancouver time) on May 10, 2010 to 8:00 p.m. (New York time) on May 21, 2010, unless the Offer is withdrawn or further extended by the Offeror. The Expiry Time may be extended at the Offeror’s sole discretion pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”. Accordingly, the definition of “Expiry Time” in the “Glossary” section of the Offer to Purchase and Circular (found at page 11), as amended by the First Notice of Variation and as further amended by the Third Notice of Variation, is deleted and replaced with the following definition:

“Expiry Time” means, with respect to the Offer, 8:00 p.m., New York time, on May 21, 2010, or such later time and date as may be fixed by the Offeror from time to time pursuant to Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

In addition, all references to “May 10, 2010” in the Offer to Purchase and Circular, as amended by the First Notice of Variation, the Second Notice of Variation and as further amended by the Third Notice of Variation, the Letter of Acceptance and Transmittal, the Notice of Guaranteed Delivery and the Schedule TO filed with the SEC, are amended to refer to May 21, 2010.

2. Recent Developments

On April 27, 2010, the British Columbia Securities Commission (the “Commission”) issued a “cease trade order” with respect to the shareholder rights plan adopted by Lions Gate’s board of directors (the “Poison Pill”). Lions Gate filed an application for leave to appeal to the British Columbia Court of Appeal (the “BC Court”) on April 28, 2010. On May 3, 2010, the BC Court adjourned the hearing of Lions Gate’s application for leave to appeal to May 7, 2010.

On May 7, 2010, the BC Court heard Lions Gate’s application for leave to appeal and the appeal itself. The BC Court granted leave to appeal and on appeal upheld the decision of the Commission to cease trade the Poison Pill.

3. Time for Acceptance

The Offer is open for acceptance until the Expiry Time, being 8:00 p.m. (New York time) on May 21, 2010, unless withdrawn or further extended by the Offeror. The Expiry Time may be extended by the Offeror in its sole discretion as described in Section 5 of the Offer to Purchase, “Extension and Variation of the Offer”.

4. Manner of Acceptance

Shareholders who wish to accept the Offer are referred to Section 3 of the Offer to Purchase, “Manner of Acceptance”, for a description of the alternative procedures to be followed for a valid acceptance.

5. Withdrawal of Deposited Lions Gate Shares

Shareholders are referred to Section 6 of the Offer to Purchase, “Withdrawal of Deposited Lions Gate Shares”, for a description of the procedures for exercising the right to withdraw Lions Gate Shares deposited under the Offer.

6. Take Up of and Payment for Deposited Lions Gate Shares

Shareholders are referred to Section 7 of the Offer to Purchase, “Take Up of and Payment for Deposited Lions Gate Shares”, for details as to the take-up of and payment for Lions Gate Shares under the Offer.

7. Amendments to the Offer

The Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery shall be read together with this Notice in order to give effect to the amendments set forth in this Notice. Except as otherwise set forth in this Notice, the terms and conditions of the Offer and the information in the Offer to Purchase and Circular, the First Notice of Variation, the Second Notice of Variation, the Third Notice of Variation, the Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery continue to be applicable in all respects.

8. Shareholders’ Statutory Rights

Securities legislation of the provinces and territories of Canada provides security holders of Lions Gate with, in addition to any other rights they may have at law, one or more rights of rescission, price revision or to damages if there is a misrepresentation in a circular or notice that is required to be delivered to those security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for the particulars of those rights or consult a lawyer.

9. Approvals

The contents of this Notice have been approved and the sending thereof to Shareholders has been authorized by (a) IPH GP LLC, which is the general partner of Icahn Capital LP, which is (i) the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP and (ii) the general partner of Icahn Offshore LP, which is the general partner of each of Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP and Icahn Partners Master Fund III LP, (b) the board of directors of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership), (c) the managers of Icahn Fund S.à r.l., (d) the management board of Daazi Holding B.V., and (e) the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

2

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Onshore LP, which is the general partner of Icahn Partners LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners LP	(Signed) Irene March Chief Financial Officer Icahn Partners LP

Icahn Partners LP, by its general partner

Icahn Onshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund LP

Icahn Partners Master Fund LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund II LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund II LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund II LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund II LP

Icahn Partners Master Fund II LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Partners Master Fund III LP to Shareholders has been authorized, by IPH GP LLC (the general partner of Icahn Capital LP, which is the general partner of Icahn Offshore LP, which is the general partner of Icahn Partners Master Fund III LP).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Chief Executive Officer Icahn Partners Master Fund III LP	(Signed) Irene March Chief Financial Officer Icahn Partners Master Fund III LP

Icahn Partners Master Fund III LP, by its general partner

Icahn Offshore LP, by its general partner

Icahn Capital LP, by its general partner IPH GP LLC

(Signed) Carl C. Icahn

Chief Executive Officer

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of High River Limited Partnership to Shareholders has been authorized, by the sole director of Barberry Corp. (the sole member of Hopper Investments LLC, which is the general partner of High River Limited Partnership).

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn Director and President Barberry Corp.	(Signed) Keith Cozza Secretary and Treasurer Barberry Corp.

(Signed) Vincent J. Intrieri

Vice President

Barberry Corp.

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of Icahn Fund S.à r.l. to Shareholders has been authorized, by the managers of Icahn Fund S.à r.l.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Icahn Fund S.à r.l.	(Signed) Irene March Chief Financial Officer Icahn Fund S.à r.l.

(Signed) Keith Meister Manager Icahn Fund S.à r.l.	(Signed) Vincent Intrieri Manager Icahn Fund S.à r.l.

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of Daazi Holding B.V. to Shareholders has been authorized, by the management board of Daazi Holding B.V.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer Daazi Holding B.V.	(Signed) Irene March Chief Financial Officer Daazi Holding B.V.

(Signed) Keith Meister Managing Director Daazi Holding B.V.	(Signed) Vincent Intrieri Managing Director Daazi Holding B.V.

APPROVAL AND CERTIFICATE

DATED: May 10, 2010

The contents of this Notice of Extension and Change in Information have been approved, and the sending thereof by and on behalf of 7508921 Canada Inc. to Shareholders has been authorized, by the shareholders of 7508921 Canada Inc. pursuant to the provisions of a unanimous shareholders agreement.

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Keith Cozza Chief Executive Officer 7508921 Canada Inc.	(Signed) Irene March Chief Financial Officer 7508921 Canada Inc.

(Signed) David Hanick

Director

7508921 Canada Inc.

CERTIFICATE

DATED: May 10, 2010

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Carl C. Icahn

CERTIFICATE

DATED: May 10, 2010

The foregoing, together with the Offer to Purchase and Circular dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010 and the Notice of Extension and Change in Information dated April 30, 2010, contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

(Signed) Ronald G. Atkey

in his capacity as the sole trustee of

the LGE Trust

The Information Agent is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers call:

(212) 269-5550

All Others Call Toll-free:

(800) 859-8511

The Depositary for the Offer is:

Computershare Investor Services Inc.

TORONTO

By Mail P.O. Box 7021 31 Adelaide Street East Toronto, ON M5C 3H2 Attention: Corporate Actions	By Registered Mail, Hand or by Courier 100 University Avenue 9th Floor Toronto, ON M5J 2Y1 Attention: Corporate Actions

VANCOUVER

By Registered Mail, Hand or by Courier 510 Burrard Street 2nd Floor Vancouver, BC V6C 3B9

Toll Free (North America): 1-800-564-6253

Overseas: 1-514-982-7555

E-Mail: corporateactions@computershare.com

Fax: (905) 771-4082

The U.S. Forwarding Agent is:

Computershare Trust Company, N.A.

By Mail Attention: Corp Act CPU Canada P.O. Box 43011 Providence, RI 02940-3014	By Hand or by Courier Attention: Corp Act CPU Canada 250 Royall Street Canton, MA 02021

Toll Free (North America): 1-800-564-6253

Any questions and requests for assistance may be directed by Shareholders to the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above.

EXHIBIT 2

FOR IMMEDIATE RELEASE

ICAHN EXTENDS TENDER OFFER FOR LIONS GATE COMMON SHARES

New York, New York, May 10, 2010

Contact: Susan Gordon (212) 702-4309

Carl C. Icahn announced today that the offer by his affiliated entities to purchase up to all of the outstanding common shares of Lions Gate Entertainment Corp. for $7.00 per share in cash has been extended and will now expire at 8:00 p.m., New York City time, on May 21, 2010, unless extended or withdrawn. All other terms and conditions of the tender offer remain unchanged.

Mr. Icahn also announced that the British Columbia Court of Appeal on Friday dismissed Lions Gate’s appeal of the “cease trade order” issued by the British Columbia Securities Commission (BCSC) with respect to the Poison Pill adopted by Lions Gate’s board of directors. Mr. Icahn reacted to the decision by commenting: “We applaud the Court’s decision affirming the removal of the Poison Pill. I am gratified to see that the Court and the BCSC agreed with our view that Lions Gate shareholders should have the right to decide for themselves whether to sell their shares in our tender offer. We commend the Court for its thoughtful consideration and resolution of this important issue.”

Mr. Icahn further stated: “Both RiskMetrics Group and Proxy Governance, two leading independent proxy advisory firms, said that the Poison Pill did NOT warrant shareholder approval, and Proxy Governance eloquently described it as a ‘growing specter of board entrenchment.’ The British Columbia Securities Commission issued a “cease trading order” invalidating it, and then the British Columbia Court of Appeal affirmed the Commission’s decision rendering this Poison Pill null and void. From a corporate governance point of view, continuing to waste the shareholders’ money on this matter makes no sense to me. Over the years, I have seen many flagrant wastes of shareholders’ money, but this one wins the ‘Oscar’.”

While it is our firm belief that this vote has now been rendered totally meaningless, we nevertheless urge all shareholders to send a message to Lions Gate by voting AGAINST the Poison Pill. If you have already voted for the Poison Pill, you still have time to change your vote. If you have any questions regarding the voting process, please call D.F. King, the information agent for our tender offer, at 1-800-290-6427.

As of noon, New York City time, today, a total of approximately 7,446,609 common shares of Lions Gate were validly tendered and not withdrawn. The complete terms and conditions of the tender offer are set forth in the Offer to Purchase dated March 1, 2010, as amended by the Notice of Variation and Extension dated March 19, 2010, the Notice of Variation and Change in Information dated April 16, 2010, the Notice of Extension and Change in Information dated April 30, 2010 and the Notice of Extension and Change in Information dated May 10, 2010.

Shareholders with questions about the tender offer may call D.F. King & Co., Inc., the Information Agent, toll-free at 800-859-8511 (banks and brokers call 212-269-5550).

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND DOES NOT CONSTITUTE AN OFFER TO PURCHASE NOR A SOLICITATION FOR ACCEPTANCE OF THE OFFER DESCRIBED ABOVE. THE OFFER IS BEING MADE ONLY PURSUANT TO THE OFFER TO PURCHASE DATED MARCH 1, 2010, AS AMENDED BY THE NOTICE OF VARIATION AND EXTENSION DATED MARCH 19, 2010, THE NOTICE OF VARIATION AND CHANGE IN INFORMATION DATED APRIL 16, 2010, THE NOTICE OF EXTENSION AND CHANGE IN INFORMATION DATED APRIL 30, 2010 AND THE NOTICE OF EXTENSION AND CHANGE IN INFORMATION DATED MAY 10, 2010, THAT THE ICAHN GROUP DISTRIBUTED TO HOLDERS OF COMMON SHARES AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AS EXHIBITS TO ITS AMENDED SCHEDULE TO AND WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR. HOLDERS OF COMMON SHARES SHOULD READ CAREFULLY THE OFFER TO PURCHASE, THE NOTICE OF VARIATION AND EXTENSION, THE NOTICE OF VARIATION AND CHANGE IN INFORMATION AND THE NOTICES OF EXTENSION AND CHANGE IN INFORMATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO, THE OFFER. HOLDERS OF COMMON SHARES MAY OBTAIN A FREE COPY OF THE AMENDED SCHEDULE TO, THE OFFER TO PURCHASE, THE NOTICE OF VARIATION AND EXTENSION, THE NOTICE OF VARIATION AND CHANGE IN INFORMATION, THE NOTICES OF EXTENSION AND CHANGE IN INFORMATION AND OTHER DOCUMENTS THAT THE ICAHN GROUP WILL BE FILING (1) WITH THE SEC AT THE SEC’S WEB SITE AT WWW.SEC.GOV AND (2) WITH THE CANADIAN SECURITIES AUTHORITIES ON SEDAR AT WWW.SEDAR.COM.

ON APRIL 20, 2010, CARL C. ICAHN AND HIS AFFILIATES FILED A DEFINITIVE PROXY STATEMENT WITH THE SEC RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION FROM THE SHAREHOLDERS OF LIONS GATE ENTERTAINMENT CORP. (“LIONS GATE”) AT ITS SPECIAL MEETING OF SHAREHOLDERS SCHEDULED FOR MAY 12, 2010. SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF VOTES AGAINST THE POISON PILL RESOLUTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS THEREIN. THE DEFINITIVE PROXY STATEMENT WAS MAILED TO SHAREHOLDERS OF LIONS GATE AND IS AVAILABLE AT NO CHARGE AT WWW.DFKING.COM/LIONSGATE, AT THE SEC’S WEB SITE AT WWW.SEC.GOV, AND ON SEDAR AT WWW.SEDAR.COM, OR BY CONTACTING D.F. KING & CO., INC. BY TELEPHONE AT 1-800-290-6427.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE SHAREHOLDERS OF LIONS GATE FOR USE AT ITS ANNUAL GENERAL MEETING, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO SHAREHOLDERS OF LIONS GATE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND ON SEDAR AT WWW.SEDAR.COM. INFORMATION RELATING TO PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE AMENDED SCHEDULES TO FILED WITH THE SEC AND ON SEDAR ON MARCH 19, 2010 AND APRIL 16, 2010.